UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CATALYST PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Catalyst Pharmaceuticals, Inc. (“Catalyst” or the “Company”) with a proxy statement related to a proposed transaction in which Angelini Cielo Inc. (“Merger Sub”), a wholly-owned subsidiary of Angelini Pharma S.p.A. (“Angelini Pharma”), will be merged with and into the Company, with the Company being the surviving corporation and continuing as a wholly-owned subsidiary of Angelini Pharma (the “Transactions”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated May 6, 2026, among Angelini Pharma, Merger Sub and the Company.

This Schedule 14A filing consists of the following documents relating to the Transactions:

Exhibit 99.1: Employee Letter from Angelini Pharma CEO

Exhibit 99.2: Patient Inquiry Letter

Exhibit 99.3: Transcript of Angelini Pharma CEO Video Interview

*  *  *

Important Information and Where to Find It

In connection with the Transactions, Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2025 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2025 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements

of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.1

The Company shared the following letter from Sergio Marullo di Condojanni, Chief Executive Officer of Angelini Pharma, via email to Company employees with the following note, on May 7, 2026: “Please see the attached letter from Angelini Pharma CEO, Sergio Marullo di Condojanni. Thank you.”

Rome, 07/05/2026

Dear all,

It is a great pleasure to address you today, even if remotely, at such an important moment for both our organizations. We, at Angelini Pharma, are proud to be joining forces and to share this new chapter together.

We are an international pharmaceutical company, founded in Italy in 1919 and part of Angelini Industries. We operate in the healthcare sector, with a strong focus on Brain Health — including mental health and epilepsy — as well as Consumer Health. We have a direct presence in more than 20 countries, and our products are available in over 70, reflecting a strong international outlook built on a solid European foundation.

Beyond the numbers, what truly matters is what we have in common.

First, our patients. Putting patients at the center of everything we do is the principle that guides our decisions every day. It is on this foundation that we build our vision and continue to look ahead with determination and a strong sense of responsibility.

Second, science and innovation. We believe in innovation as a key driver to address unmet medical needs. This is why we have invested in building a high-value pipeline and in partnering with leading organizations.

In recent years, we have embarked on a transformation journey to strengthen our role at an international level, with an increasingly clear focus on Brain Health and neurological diseases.

Today, this journey meets yours.

We recognize that your expertise, your experience, and the results you have achieved over the years represent a strong and valuable foundation. And we are convinced that there is much we can share, but also much we can learn from one another.

Today marks the beginning of a new chapter in our stories.

A new phase that we approach with respect, openness, and the ambition to grow together.

Thank you.

Sergio Marullo di Condojanni

CEO Angelini Pharma

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.2

Patient Inquiry Letter

Subject: An Exciting Update from Catalyst Pharmaceuticals

Dear [INSERT NAME / INSERT CUSTOMARY GREETING],

I wanted to make sure you saw the exciting news regarding the future of Catalyst Pharmaceuticals. We recently announced that Catalyst has entered a merger agreement to be acquired by Angelini Pharma, a privately owned pharmaceutical company headquartered in Rome, Italy, with a growing international presence across more than 70 countries. This is a pivotal and transformative moment for Catalyst that speaks to the strength of our business and the tremendous real-world impact we deliver for patients living with rare diseases. You can learn more about our announcement here: https://ir.catalystpharma.com/news/news-details/2026/Angelini-Pharma-to-Acquire-Catalyst-Pharmaceuticals-for-4-1-Billion-USD-3-5-Billion-Euros-Entering
-the-U-S--Market-and-Consolidating-its-Leadership-in-Brain-Health-and-Rare-Disease-3e9bed681/default.aspx .

Angelini Pharma is driven by its global vision to become a science-led, innovative biopharmaceutical leader centered on brain health and rare diseases, and they view Catalyst as a critical component of that vision. Over the past few years, Catalyst has evolved from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure. By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger, scalable, and robust platform to expand access to life-changing rare disease therapies worldwide.

While this is a significant milestone, it is just the first step of the process. Until the close of the transaction, which we expect to occur in the third quarter of 2026, Angelini Pharma and Catalyst remain separate, independent entities.

Our work is continuing without interruption and we remain committed to you. We do not expect any changes to how we work together as a result of this announcement. We greatly value our relationship. Should you have any questions, please feel free to reach out to me.

We are excited to embark on this next chapter and look forward to being an even stronger partner for you as part of a larger, global organization.

Sincerely,

[INSERT]

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the

Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.3

The following text is a transcript of a video interview presented on Class CNBC with Sergio Marullo di Condojanni, Chief Executive Officer of Angelini Pharma, on May 7, 2026.

Interviewer: The largest transaction in history involving an Italian company entering the US pharmaceutical and biotechnology market was Angelini Pharma’s acquisition of Catalyst Pharmaceuticals, a 20-year-old company listed on the NASDAQ stock exchange, specializing in the treatment of rare diseases of the neurological and neuromuscular system. We discussed this with Sergio Marullo di Condojanni, CEO of Angelini Pharma and the Angelini Industries group. Thank you for joining us.

Sergio Marullo: Good afternoon, Andrea, thank you for having me.

Interviewer: Dear Sergio Marullo, this is a huge deal, not only because of its value—$4.1 billion, you’ve priced the share at $31.50 with a premium of more than 28%—but you’re also calling it transformative for Angelini Pharma. Can you tell us how you got there, what it means for you, and why this deal?

Sergio Marullo: So, we got there through a process that began with a profound reorganization of the company, first of all in terms of governance, which required changes at the board of directors, management, and procedures levels. Then, obviously, we also asked ourselves the strategic question of where we wanted to be in the coming years, given our current portfolio. While our current portfolio is a European one, tied to more traditional products, some over-the-counter, some prescription, we saw the American market as essential from a geographical standpoint and an unavoidable challenge. On the other hand, we needed to understand the right approach to enter a market that is indeed very profitable and serves many patients, but also very complex and distant from European logic. So, we conducted an assessment, an in-depth evaluation of these strategic questions, and the answer was, on the one hand, to continue investing in a therapeutic area (the central nervous system) which has a great tradition at Angelini. More than 50 years ago, we discovered in our laboratories a molecule, trazodone, that is still a top-line drug in the treatment of depression, but on the other hand, we still wanted to be in a sector, referring to the central nervous system, where the need for treatment is very great, but at the same time the commercial dynamics are more accessible for a medium-sized company like us, namely rare diseases. From this combination of rare diseases and the central nervous system, the choice was made to seek a target that had these characteristics, and Catalyst fits both perfectly.

Interviewer: So, why Catalyst? This company is young, and let’s remember that Angelini Pharma has over a century of history. It’s a very dynamic company, especially in what’s called the Brain Health sector, which includes the health of our brains, including the entire neurological and neuromotor system. What exactly are the characteristics of Catalyst? Moreover, you paid a significant premium for it, granting a premium of more than 28%.

Sergio Marullo: So, commenting on this last financial statement, the premium, which has been approximately 30% compared to the share price over the last 30 days, is effectively in line with a market benchmark. So, it’s certainly an attractive premium, but it’s also one that we believe adequately rewards shareholders.

That said, Catalyst’s strategic characteristics, as I mentioned before, are rare diseases, central nervous system diseases, so diseases that have a very acute, very powerful need for treatment, which are very often linked to genetic disorders, therefore affecting the pediatric population and for which, I repeat, the need for treatment is always very great. Catalyst has two drugs in this area, one that is unique as a treatment for a disease defined as ultra-rare, therefore approximately 4,000 patients in the United States alone, called LEMS, and the other for a rare disease, approximately 12,000 patients in the United States alone, which is Duchenne syndrome. So, once again, from this perspective, it meets our need to provide patients, especially the pediatric population, with treatment solutions for diseases that, having very specific and indeed rare characteristics, often remain untreated and inadequately treated.

Interviewer: From a financial standpoint, you relied on funds, Blackstone, and, from a banking standpoint, also BNL and BNP Paribas. Can you tell us about the financial profile of this operation? How will it be supported? This is a significant, important investment.

Sergio Marullo: I’ll give you a rough idea of what I can share here. It’s true, we have used minority partners, somewhat in line with what we’ve consistently stated in recent years. Having a very clear strategic industrial plan, any deal, even a large one, would have been a controlling one for us, and so this is, so to speak, a cornerstone of our strategy. At the same time, minority shareholders who can contribute not only capital but also strategic industrial value were welcomed. We are very proud of Blackstone, because Blackstone, in addition to being the world’s largest equity fund, with a significant presence in the United States, which is our new market, also has a Life Sciences arm, unique among institutional investors due to its profound understanding of the dynamics of healthcare.

The fact that Blackstone chose Angelini, despite this being Angelini’s first deal in the US, is a source of pride and, in our opinion, a recognition of the strategic soundness of the deal and the professionalism with which we approached it. BNP is a long-standing partner for us, a pan-European bank with a strong presence in the United States. We’re also pleased by this because it controls a historic Italian bank like BNL, which also guaranteed the bridge and everything needed to make the transaction possible immediately.

Interviewer: This therefore brings to fruition a vision that you have also shared here on Class CNBC over the years: the potential for openness to the capital markets and professional operators such as funds. Blackstone’s stake in this Catalyst transaction is therefore a minority one. Do you also envision other operations at the group level where this path is taking place, as you grow in size (of course, today we’re specifically talking about pharmaceuticals), but is it a projection, a model that could also be followed at the group level in the future?

Sergio Marullo: While we don’t rule it out, we believe that already in the pharmaceutical sector, with this capital structure, this operation will allow us to maintain leverage below or close to 2%, i.e., the ratio of debt to EBITDA, which therefore allows and leaves room for other operations.

We’re fully investment grade even after this deal, so I’d definitely say it’s a model that, if it works as we believe, we can replicate at the group level or even for other companies. As you know, the rapidly growing industrial robotics sector, in which we own 100%, would also have room to open up capital. However, already in the pharmaceutical sector, we don’t rule out the possibility of doing other things together thanks to the contribution of these partners.

Interviewer: You’ve worked extensively to prepare this transaction. What’s the integration plan like, which is often the main challenge when it comes to implementing the financial transactions? What’s your idea of the timeframe, a bit of a roadmap for the relationship between Catalyst and Angelini Pharma?

Sergio Marullo: What I can share, as in the press release, is that we expect the closing to take place in the third quarter of this year. The integration is still being considered for organizational decisions. Catalyst has clearly demonstrated a strong commercial execution capability, which is a plus, but the integration dynamics are still being explored. What is certain is that we have always been able to create value in Europe, and Catalyst has created it in the United States. Therefore, we will preserve the ability of both companies to generate value without, of course, giving up on integration.

Interviewer: You started from a vision for the future of Angelini Pharma, and over the past five years you have already transformed the company profoundly. Where do you see Angelini Pharma going in the next five years? What’s the competition like in the pharmaceutical sector? What role do you want to play as Angelini?

Sergio Marullo: I don’t want this statement to be misunderstood, to seem insufficiently ambitious, or to seem overly ambitious, but we see this deal, however large, as a very important first step in what we intend to build. There’s a truly global player with a leading position in the world of mental health treatment and brain health in general, not only in rare diseases. So, we see Angelini growing further, further growing in the United States, meeting the needs of patients, especially, I repeat, those of the central nervous system, especially in the rare diseases sector, where the need is enormous.

It’s equally clear that we don’t want to and won’t give up Europe, so another step is to seek global assets that will allow us to have both the United States and Europe in this sector with products that can be marketed on both sides of the Atlantic. As you know, or perhaps recall, it’s one of the things we have in partnership with Blackstone, another molecule for which we’re managing the rights for the rest of the world, and Blackstone still has the rights for the United States, in the field of rare central nervous system diseases. This is a very attractive asset, and now that we have a commercial infrastructure in the United States, we might even be interested in marketing it. That is to say, then, that we are now very interested in having global assets in this sector.

Interviewer: This shifts a bit to the center of gravity of the group, opening up new opportunities, like this synergistic one you referred to in the commercial development of this molecule. You also mentioned putting patients first; you mention this in your philosophy regarding research, the development of therapeutic solutions, and Angelini Pharma’s industrial growth. What does putting patients first mean to you in concrete terms?

Sergio Marullo: This is what I was saying before, looking at and seeking out scientific challenges where the need is currently sadly unmet. Every disease, of course, deserves 100% of the pharmaceutical industry’s attention, but it’s equally clear that there are diseases for which treatments are lagging behind, and research needs to be developed. If these diseases also often affect the pediatric population, I think the need is even more urgent. So, patient-centeredness means two things: first, when choosing therapeutic areas and diseases to treat, targeting those most in need; second, once effective therapeutic solutions are available, treating the patient as a person. Therefore, we are searching for an approach that focuses as much as possible on the person rather than the disease, simply because, ultimately, each of us, when we’re treated and embarking on a journey, needs to be seen as a human being before being treated as a sick patient.

Interviewer: Dear Sergio Marullo di Condojanni, we often complain when large corporations or foreign investors come to buy our companies, but we must also be proud of a sector like the pharmaceutical industry, which is a world-class industry. We often talk about fashion, clothing, design, even mechanics, but the pharmaceutical industry has also demonstrated with this operation where companies can go, and where you can go from this perspective too.

Sergio Marullo: This is true. There’s no doubt we’re very proud of what the entire pharmaceutical sector, and other companies like us, have achieved in recent years in Italy and especially abroad. We’re major exporters, we’re the largest producers in Europe, and we must never forget that and we are capable, with our industrial fabric, of playing a leading role even in therapeutic niches.

However, I think it’s also very important not to emphasize the issue of scale, because in a global market, having a significant size is important. Perhaps this is the challenge of the near future for the Italian pharmaceutical industry: to continue to excel as it is doing, perhaps by growing in scale to increasingly compete globally. And let me add one last thing: the sensitivity of regulators is also important because our markets are regulated. I say this at the European level, I’ve said it many times before, but I’ll reiterate it in this context (it is relevant), Europe must be more sensitive to innovation, it must have more desire, more ability to recognize the value that innovation in this sector deserves, and it must do so for its citizens, who, unfortunately, will inevitably be some patients sooner or later.

Interviewer: So, what exactly does this mean, Marullo Di Condojanni? Are the timescales too slow? Is it an obstacle course when trying to innovate, also obtaining the necessary and due authorizations in Europe compared to other markets? What can be done to simplify the structure as well?

Sergio Marullo: Here I would say it means two things. First, at the European level, access procedures are more complex. Just think that while access to a drug in Europe is guaranteed by a central authority, namely EMA, the price of the individual drug is then discussed at the national level with local authorities. So, there’s this initial disconnect: the marketing authorization comes at the European level, and then each country sets its own price and each has to negotiate, each company has to negotiate with each local authority. Therefore, think about the complexity compared to a market like the United States, which has more or less the same population, perhaps a little less than the 27 European countries, but at the same time a single authority and negotiates a single price. And then the other major issue that really needs to be addressed is that very often there are some drugs, especially those for rare diseases, that, while they have or have set a price that allows the pharmaceutical industry to market them with adequate margins, in Europe they can’t even be imported because the price they are set isn’t enough to remunerate the investments needed to bring the drug to market. From this perspective, it’s important for Europe to understand that innovation has a cost; the industry must have a fair, not excessive, margin. From this perspective, we firmly believe that excesses are wrong, but it’s important to find the right balance.

Interviewer: Thank you, Sergio Marullo di Condojanni, for granting us the first interview on this very important transaction. Moreover, you’re taking control of a listed company. The offer is for 100% of the shares. Does that mean it will be delisted? How do you view the opportunity or even the possibility of entering the US market? Catalyst Pharmaceuticals has been listed on the NASDAQ for many years. How do you see these future horizons?

Sergio Marullo: The offer is for 100% of the shares, and so the goal, obviously, once control is acquired, is delisting. As for the possibility of going public, I’ve always said we haven’t ruled it out, but I’ve also said the time has to be right. When a pharmaceutical company goes public, it also means projecting its future expectations onto the market. We’re still building the pipeline. So, let’s say it’s not a step we’re ruling out. Quite the opposite, at some point, we believe it’s inevitable, but we still need time for that. Meanwhile, the first step is to secure some very important international partners who will help us develop.

Interviewer: You mentioned Angelini Industries’ other businesses earlier, from robotics to wine, and many consumer products, but we’ll discuss that another time. Thank you again for explaining the transaction through which Angelini Pharma acquired Catalyst Pharmaceuticals. Good luck, and see you soon.

Sergio Marullo: Thanks, see you soon.

Interviewer: And thank you for following this CEO Talk dedicated to an extraordinary operation in the pharmaceutical world.

Important Information and Where to Find It

In connection with the Transactions, Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2025 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2025 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.